Commitments and Contingencies	3 Months Ended	12 Months Ended
	Oct. 31, 2016	Jul. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Commitments and Contingencies

Severance Agreement

On August 13, 2013, the Company entered into a Severance and Release Agreement with Dennis Brovarone, a former Board member. Mr. Brovarone will receive $91,000, payable in 60 monthly installments of approximately $1,600, commencing December 11, 2013 for amounts previously accrued as of July 31, 2013. Approximately $34,000 remains payable under the agreement and is included in the accrued restructuring liability section of the condensed consolidated balance sheets as of October 31, 2016.

4. Commitments and Contingencies

Severance Agreement

On August 13, 2013, the Company entered into a Severance and Release Agreement with Dennis Brovarone, a former Board member. Mr. Brovarone will receive $91,000, payable in 60 monthly installments of approximately $1,600, commencing December 11, 2013 for amounts previously accrued as of July 31, 2013. For the years ended July 31, 2016 and 2015, $39,000 and $59,000 remained payable under the agreement and is included in the accrued restructuring liability section of the consolidated balance sheets as of July 31, 2016 and 2015.

Operating Leases

During August 2016, we amended the lease of our primary facility in El Cajon, California under a noncancelable operating lease that now expires in December 2019. This facility includes our corporate offices, research and development laboratory, and warehouse. Rent expense, including common area maintenance, was $99,000 and $108,000 for the years ended July 31, 2016 and 2015, respectively.

Future minimum annual lease payments for our primary facility as of July 31, 2016 are as follows:

2017	$86,000
2018	$94,000
2019	$106,000
2020	$45,000
$331,000